Davis Series, Inc.
File Number 811-02679
For the period ending 12/31/2017

Due to the restrictions in the format of form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for the following items:

Series 1

72DD.	1.	Total income dividends for which record date passed during
		the period (000's omitted)
		Class A	$	327

	2.	Dividends for a second class of open-end company shares
		(000's omitted)
		Class C	$	0
		Class Y	$	803


73A.	1.	Dividends from net investment income (per share)
		Class A	$	0.0380

	2.	Dividends for a second class of open-end company shares
		(per share)
		Class C	$	0.0000
		Class Y	$	0.1280


74U.	1.	Number of shares outstanding (000's omitted)
		Class A		8792

	2.	Number of shares outstanding of a second class of shares of
		open-end company (000's omitted)
		Class C		3268
		Class Y		6474


74V.	1.	Net asset value per share (to nearest cent)
		Class A	$	37.01

	2.	Net asset value per share of a second class of open-end
		Company shares (to nearest cent)
		Class C	$	30.36
		Class Y	$	38.77


Series 2

72DD.	1.	Total income dividends for which record date passed during
		the period (000's omitted)
		Class A	$	156

	2.	Dividends for a second class of open-end company shares
		(000's omitted)
		Class C	$	0
		Class Y	$	24


73A.	1.	Dividends from net investment income (per share)
		Class A	$	0.0315

	2.	Dividends for a second class of open-end company shares
		(per share)
		Class C	$	0.0000
		Class Y	$	0.0447


74U.	1.	Number of shares outstanding (000's omitted)
		Class A		4538

	2.	Number of shares outstanding of a second class of shares of
		open-end company (000's omitted)
		Class C		965
		Class Y		464


74V.	1.	Net asset value per share (to nearest cent)
		Class A	$	5.33

	2.	Net asset value per share of a second class of open-end
		Company shares (to nearest cent)
		Class C	$	5.31
		Class Y	$	5.37



Series 3

72DD.	1.	Total income dividends for which record date passed during
		the period (000's omitted)
		Class A	$	702

	2.	Dividends for a second class of open-end company shares
		(000's omitted)
		Class B	$	7
		Class C	$	16
		Class Y	$	31


73A.	1.	Dividends from net investment income (per share)
		Class A	$	0.0035

	2.	Dividends for a second class of open-end company shares
		(per share)
		Class B	$	0.0016 (1)
		Class C	$	0.0035
		Class Y	$	0.0035

	(1)	For the period from January 1, 2017 through August 31, 2017
	(conversion of Class into A shares).

74U.	1.	Number of shares outstanding (000's omitted)
		Class A		200318

	2.	Number of shares outstanding of a second class of shares of
		open-end company (000's omitted)
		Class C		4301
		Class Y		8136


74V.	1.	Net asset value per share (to nearest cent)
		Class A	$	1.00

	2.	Net asset value per share of a second class of open-end
		Company shares (to nearest cent)
		Class C	$	1.00
		Class Y	$	1.00


Series 4

72DD.	1.	Total income dividends for which record date passed during
		the period (000's omitted)
		Class A	$	1948




	2.	Dividends for a second class of open-end company shares
		(000's omitted)
		Class C	$	0
		Class Y	$	3074


73A.	1.	Dividends from net investment income (per share)
		Class A	$	0.16500

	2.	Dividends for a second class of open-end company shares
		(per share)
		Class C	$	0.0000
		Class Y	$	1.0400

74U.	1.	Number of shares outstanding (000's omitted)
		Class A		12056

	2.	Number of shares outstanding of a second class of shares of
		open-end company (000's omitted)
		Class C		4098
		Class Y		10669


74V.	1.	Net asset value per share (to nearest cent)
		Class A	$	51.94

	2.	Net asset value per share of a second class of open-end
		Company shares (to nearest cent)
		Class C	$	43.27
		Class Y	$	53.50


Series 5

72DD.	1.	Total income dividends for which record date passed during
		the period (000's omitted)
		Class A	$	838

	2.	Dividends for a second class of open-end company shares
		(000's omitted)
		Class C	$	62
		Class Y	$	797


73A.	1.	Dividends from net investment income (per share)
		Class A	$	0.3320

	2.	Dividends for a second class of open-end company shares
		(per share)
		Class C	$	0.0600
		Class Y	$	0.4580


74U.	1.	Number of shares outstanding (000's omitted)
		Class A		2457

	2.	Number of shares outstanding of a second class of shares of
		open-end company (000's omitted)
		Class C		868
		Class Y		1725


74V.	1.	Net asset value per share (to nearest cent)
		Class A	$	39.80

	2.	Net asset value per share of a second class of open-end
		Company shares (to nearest cent)
		Class C	$	39.94
		Class Y	$	39.98


Series 6

72DD.	1.	Total income dividends for which record date passed during
		the period (000's omitted)
		Class A	$	1298

	2.	Dividends for a second class of open-end company shares
		(000's omitted)
		Class C	$	15
		Class Y	$	534


73A.	1.	Dividends from net investment income (per share)
		Class A	$	0.3700

	2.	Dividends for a second class of open-end company shares
		(per share)
		Class C	$	0.0340
		Class Y	$	0.4730


74U.	1.	Number of shares outstanding (000's omitted)
		Class A		3479

	2.	Number of shares outstanding of a second class of shares of
		open-end company (000's omitted)
		Class C		408
		Class Y		1206


74V.	1.	Net asset value per share (to nearest cent)
		Class A	$	39.70

	2.	Net asset value per share of a second class of open-end
		Company shares (to nearest cent)
		Class C	$	39.69
		Class Y	$	40.25